EXHIBIT 10.23


                                                           Option No.___________
                                                           No. of Shares________


                               GARDENBURGER, INC.
                            NONSTATUTORY STOCK OPTION
                                       AND
                       NONSTATUTORY STOCK OPTION AGREEMENT


                  This Nonstatutory Stock Option is granted and this Nonstatutory Stock Option Agreement (the "Agreement") is executed by and between Gardenburger, Inc., an Oregon corporation (the "Company"), and ____________ (the "Optionee"), effective ________, 199___.


                                    RECITALS

         A. The Company has duly adopted that certain GARDENBURGER, INC., 1992 FIRST AMENDED AND RESTATED COMBINATION STOCK OPTION PLAN, a copy of which is attached hereto as Exhibit A (the "Plan").

         B. The Plan authorizes a committee appointed by the Board of Directors of the Company (the "Administrative Committee") to grant nonstatutory stock options (referred to in the Plan as "Non-ISOs") to employees, officers, directors, agents, consultants and independent contractors of the Company.

         C. The Administrative Committee has selected the Optionee to receive a nonstatutory stock option under the Plan.


NOW, THEREFORE, THE COMPANY AND THE OPTIONEE COVENANT AND AGREE AS FOLLOWS:


         1. Number of Shares Subject to Option and Option Price. The Company hereby grants to the Optionee a nonstatutory stock option (the "Option") to purchase from the Company ________ shares of the no par value common stock of the Company (the "Common Stock") at an exercise price of $______ per share. The Option is exercisable upon the terms and conditions contained herein.

         2. Additional Terms of the Option. Subject to the provisions of Paragraph 3 below, the Option shall have the following terms:

             2.1 The effective date of the grant of the Option shall be the date first set forth above.

             2.2 The Option shall vest as follows:

          Cumulative Date                      Percentage Vested

         ___________, ____                          _______%

         ___________, ____                          _______%

         ___________, ____                          _______%

         ___________, ____                          _______%

         ___________, ____                          _______%


             2.3 The Option shall expire on ___________, _____ (the "Expiration Date").

             2.4 To the extent vested, the Option may be exercised in whole or in part at any time and from time to time prior to the Expiration Date.

             2.5 The Option must be exercised, if at all, as to a whole number of shares.

         3. Incorporation By Reference of the terms and Conditions of the Plan. The terms and conditions of this Option shall be subject to all of the terms and conditions of the Plan, which terms and conditions are expressly incorporated by reference into this Agreement to the same extent and with the same effect as if such terms and conditions were set forth herein. In the event of a conflict or inconsistency between the terms and conditions set forth in this Agreement and the terms and conditions of the Plan, those of the Plan shall control.

         4.       Exercise of the Option; Delivery of Certificates.

                  4.1 The Option may be exercised only in accordance with the terms and conditions of Section 9 of the Plan and by (1) delivery to the Company of a Notice of Exercise substantially in the form of Exhibit B attached hereto specifying the number of shares of Common Stock for which the exercise is to be effective, (2) tendering full payment of the Option Price for such shares, and
(3) tendering to the Company, or otherwise making arrangements satisfactory to the Company, of any amounts that the Company determines must be withheld for federal and state income tax purposes as the result of the exercise of the Option and the issuance of shares hereunder.

                  4.2 Within a reasonable time after its receipt of the Optionee's Notice of Exercise, the Company shall deliver to the Optionee a certificate for the shares of Common Stock for which exercise of the Option was effective.

         5. Transferability of the Option. The Option is transferable only in accordance with Section 10 of the Plan.

         6. Warranties and Representations of the Optionee. By executing this Agreement, the Optionee accepts the Option and agrees to be bound by all of the terms of this Agreement and the Plan. In addition, the Optionee acknowledges that exercise of the Option and the sale of the shares of Common Stock acquired upon exercise thereof may have tax implications for which the Optionee should seek individual above by his or her own tax counselor or advisor.

         7. Indemnification by the Optionee. The Optionee agrees to indemnify and hold the Company harmless from any loss or damage, including attorney's fees or other legal expenses, incurred in the defense or payment of any such claim against the Company resulting from a breach by the Optionee of the representations, warranties or provisions contained in this Agreement.

         8. No Right to Continued Relationship. Nothing herein shall confer upon the Optionee the right to continue as an officer or employee of or with the Company, nor affect any right which the Company may have to terminate its relationship with the Optionee.

         9. Rights as Shareholders. The Optionee shall have no rights as a shareholder of the Company on account of the Option nor on account of shares of Common Stock subject hereto until such time as the Company shall have issued and delivered stock certificates to the Optionee.

         10. Further Assurances. From time to time and upon request by the Company, the Optionee agrees to execute such additional documents as the Company may reasonably require in order to effect the purposes of the Plan and this Agreement.

         11. Binding Effect. This Agreement shall be binding upon the Optionee and the Optionee's heirs, successors and assigns, including the Qualified Successor of the Optionee (as that term is defined in Section 10.2 of the Plan).

         12. Waivers/Modifications. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought. The failure of any party to enforce any of its rights against the other party for breach of any of the terms of this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

         13. Governing Law. This Agreement shall be governed by the laws of the State of Oregon.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



GARDENBURGER, INC.:                                  OPTIONEE:


By:
   -------------------------------                   ---------------------------
   Stock Option Plan Administrator                           Signature

                                    EXHIBIT B

                    NOTICE OF EXERCISE OF NONSTATUTORY OPTION
                          UNDER THE GARDENBURGER, INC.,
          1992 FIRST AMENDED AND RESTATED COMBINATION STOCK OPTION PLAN

I, _________________, hereby exercise the option to purchase ________shares of no par value common stock (the "Shares"), of Gardenburger, Inc. (the "Company"), granted to me pursuant to the terms and conditions of the GARDENBURGER, INC., 1992 FIRST AMENDED AND RESTATED COMBINATION STOCK OPTION PLAN (the "Plan") and the Nonstatutory Stock Option and Nonstatutory Stock Option Agreement dated __________, 199_, bearing Option No. ___ (the "Option").

Accompanying this Notice is: [select one]

         / / cash, certified or cashier's check in the amount of $________;,

         / / _____ shares of the Company's Common Stock valued at $_______ (their fair market value as of the date of this Notice); or

         / / I hereby request that this Option be exercised through a cashless transaction and have provided the name and address of my broker below. I understand that if I elect a cashless transaction, the Company will request and authorize its stock transfer agent to issue the certificate(s) in the name of my broker to facilitate the completion of the transaction.

Optionee acknowledges that, absent an agreement with the Company as to an alternative source for the payment of any federal and state withholding taxes owing with respect to this exercise, the Company shall be entitled to withhold from any amounts tendered by the Optionee such amounts as the Company shall determine necessary to satisfy any such withholding obligations.

         ______________________                       Date: __________________
         (Optionee's Signature)

         Optionee's Name:_____________________________
         Optionee's Address: _________________________
                             _________________________
                             _________________________


         Broker's Name:_____________________________
         Broker's Address: _________________________
                           _________________________
                           _________________________

                          RECEIPT OF STOCK CERTIFICATE

         I hereby acknowledge receipt of Stock Certificate No.___ from the Company on _________, 199_, representing ___ shares of the Company's common stock acquired upon exercise of the Option bearing Option No.___________.



                  _______________________                     Date:  ___________
                  (Optionee's Signature)